                                   EXHIBIT 10(a)(2)

                          First Amendment to Loan Agreement
                         by and between Symix Systems, Inc.,
                            Symix Computer Systems, Inc.
                                  and Bank One, N.A.

                          FIRST AMENDMENT TO LOAN AGREEMENT


THIS FIRST AMENDMENT TO LOAN AGREEMENT ("First Amendment") is made and entered into as of _____________________, 1997, by and between Symix Systems, Inc., a corporation organized and existing under the laws of the State of Ohio, located at 2800 Corporate Exchange Drive, Columbus, Ohio 43231 ("SSI"), Symix Computer Systems, Inc., a corporation organized and existing under the laws of the state of Ohio, located at 2800 Corporate Exchange Drive, Columbus, Ohio 43231 ("SCSI"), (SSI and SCSI each a "Company" and jointly and severally the "Companies"), and Bank One, NA, successor by merger to Bank One, Columbus, N.A., 100 East Broad Street, Columbus, Ohio 43271 (hereinafter called "Bank One").

                                    WITNESSETH:

WHEREAS, Companies and Bank entered into a Loan Agreement dated as of May 20, 1996, pursuant to which Companies obtained a Credit Commitment from Bank in the maximum aggregate amount of Six Million Dollars ($6,000,000.00) (the "Agreement"); and

WHEREAS, Companies and Bank have agreed to amend the Agreement in order, among other things, to extend the maturity of the Credit Commitment upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties agree as follows:

A. Section 1.1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

    1.1.1 AMOUNT. Bank One hereby agrees to lend Companies the maximum aggregate amount of Six Million Dollars ($6,000,000) (the "Credit Commitment"). This Credit Commitment shall be available to Companies in the form of a revolving credit loan in the maximum amount of Six Million Dollars ($6,000,000) minus the drawn or undrawn principal amount of any letter of credit or other independent undertaking issued by Bank One for the account of the Companies (provided, however, that neither that certain letter of credit issued August 5, 1996 in the amount of $1,013,916.50 expiring November 23, 1999 nor that certain letter of credit issued January 9, 1997 in the amount of $370,370.37 expiring February 3, 1998 shall be subtracted from the maximum amount to determine availability), with an option to convert the balance to a term loan, subject to the terms and conditions hereinafter set forth.

B. Section 1.1.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

    1.1.2 DISBURSEMENTS. Companies shall execute and deliver to Bank One a promissory note in the form of Exhibit "A-2" attached hereto (hereinafter referred to as the

              "Revolving Credit Note"). Disbursements on the Revolving Credit Note shall be made by Bank One upon Companies' request. Companies shall have the right to pay all or any part of the outstanding principal balance on the Revolving Credit Note at any time without penalty and Companies may then reborrow such amounts. Provided only, however, that at no time may the principal balance outstanding under the Revolving Credit Note exceed the Credit Commitment.

C. Section 1.1.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

    1.1.4 MATURITY AND INTEREST RATE. The Revolving Credit Note will mature on October 31, 1999 and shall bear interest prior to maturity at an interest rate to be elected by the Companies from one of the following:

              (a) PRIME RATE. A rate equal to the Prime Rate. Interest payable under this option shall be paid by Companies on the last day of any calendar quarter in which the Companies have elected the Prime Rate option to be in effect. The rate of interest shall be adjusted to reflect the change in the Prime Rate effective immediately following any change in the Prime Rate; or

              (b)  LIBOR RATE.  A rate ("LIBOR Rate") equal to two hundred
              (200) basis points in excess of the rate of interest at which Bank One is offered U.S. dollar deposits in the London Eurodollar Interbank Market in an amount equal to the principal amount of such Loan for the period of thirty (30) days, sixty (60) days, ninety (90) days, one hundred twenty (120) days, one hundred eight (180) days or one year (the "Benchmark Rate") (to be elected at the option of the Companies) in effect, and as quoted by Bank One by telephone to, and accepted by, the Companies prior to 2:00 P.M., Ohio time, commencing on the day the election is made. In addition, the Companies shall pay any LIBOR reserve costs in effect which would be incurred by Bank One with respect to LIBOR borrowings hereunder. Interest payable at the LIBOR Rate shall be paid on the last day of any calendar quarter in which the Companies have elected the LIBOR Rate option to be in effect. In the event the Companies fail prior to or on the last day of the period so elected to elect a subsequent such period, interest shall automatically accrue thereafter at the Prime Rate option as herein set forth. The Companies may not elect an interest rate period expiring after October 31, 1999. If a LIBOR Rate loan is paid before the expiration of its period, as elected by Companies above, then upon notice thereof by Bank One to the Companies, the Companies shall prepay the principal amount of the loan plus an interest amount calculated from the beginning of the interest period to the date of prepayment at the Prime Rate.

              (c) LEVERAGE BASED PRICING. If, at the end of any calendar quarter, the Leverage Ratio is less than or equal to 1.5 to 1.0, the interest rate for the succeeding calendar quarter shall be adjusted to, as appropriate, either the Prime Rate minus One-eight of one percent (0.125%) or one hundred seventy-five (175) basis points in excess of the Benchmark Rate. If, at the end of any calendar quarter, the Leverage Ratio is less than or equal to
              1.0 to 1.0, the interest rate for the succeeding calendar quarter shall be adjusted to, as appropriate, either the Prime Rate minus One-fourth of one percent (0.250%) or one hundred fifty (150) basis points in excess of the Benchmark Rate.

D. Section 1.2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

    1.2.1 CONVERSION TO A TERM NOTE. Subject to the limitations provided herein, and provided that no Event of Default has occurred and is continuing, Companies may at any time on or before October 31, 1999 convert a maximum amount not to exceed Six Million Dollars ($6,000,000.00) owing under the Revolving Credit Note into a term promissory note (hereinafter referred to as the "Term Note"). Such Term Note shall be executed by Companies and delivered to Bank One in the form of Exhibit "B-2" attached hereto. Upon execution and delivery of the Term Note, Bank One's obligation to make further loan disbursements to Companies under the Revolving Credit Note shall cease.

E. Section 1.2.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

    1.2.3 PRINCIPAL PAYMENTS. Principal payments on the Term Note shall be made to Bank One in consecutive equal quarterly installments each in an amount equal to one-twentieth of the face amount of the Term Note, beginning December 31, 1999 and continuing on the last day of each succeeding calendar quarter until October 31, 2004, when any remaining principal balance shall be due and payable.

F. Section 1.2.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

    1.2.4 MATURITY AND INTEREST RATE. The Term Note will mature on October 31, 2004 and shall bear interest prior to maturity at an interest rate to be elected by the Companies from one of the following:

              (a) PRIME RATE. A rate equal to the Prime Rate. Interest payable under this option shall be paid by Companies on the last day of any calendar quarter in which the Companies have elected the Prime Rate option to be in effect. The rate of interest shall be adjusted to reflect the change in the Prime Rate effective immediately following any change in the Prime Rate; or

              (b)  LIBOR RATE.  A rate ("LIBOR Rate") equal to two hundred
              (200) basis points in excess of the rate of interest at which Bank One is offered U.S. dollar deposits in the London Eurodollar Interbank Market in an amount equal to the principal amount of such Loan for the period of thirty (30) days, sixty (60) days, ninety (90)
              days, one hundred twenty (120) days, one hundred eighty (180) days or one year (the "Benchmark Rate") (to be elected at the option of the Companies) in effect, and as quoted by Bank One by telephone to, and accepted by, the Companies prior to 2:00 P.M., Ohio time, commencing on the day the election is made.
              In addition, the Companies shall pay any LIBOR reserve costs in effect which would be incurred by Bank One. Interest payable at the LIBOR Rate shall be paid on the last day of any calendar quarter in which the Companies have elected the LIBOR Rate option to be in effect. In the event the Companies fail prior to or on the last day of the period so elected to elect a subsequent such period, interest shall automatically accrue thereafter at the Prime Rate option as herein set forth. The Companies may not elect an interest rate period expiring after October 31, 2004. If a LIBOR Rate loan is paid before the expiration of its period, as elected by Companies above, then upon notice thereof by Bank One to the Companies, the Companies shall prepay the principal amount of the loan plus an interest amount calculated from the beginning of the interest period to the date of prepayment at the Prime Rate.

              (c) LEVERAGE BASED PRICING. If, at the end of any calendar quarter, the Leverage Ratio is less than or equal to 1.5 to 1.0, the interest rate for the succeeding calendar quarter shall be adjusted to, as appropriate, either the Prime Rate minus One-eighth of one percent (0.125%) or one hundred seventy-five (175) basis points in excess of the Benchmark Rate. If, at the end of any calendar quarter, the Leverage Ratio is less than or equal to 1.0 to 1.0, the interest rate for the succeeding calendar quarter shall be adjusted to, as appropriate, either the Prime Rate minus One-fourth of one percent (0.250%) or one hundred fifty (150) basis points in excess of the Benchmark Rate.

G. Section 5.12 of the Agreement is hereby deleted in its entirety and replaced with the following:

    5.12 CURRENT RATIO. Companies shall not permit the Consolidated Current Ratio to be less than 2.50 to 1.00.

H. The definition of "Current Assets" and "Current Liabilities" in Section 8 of the Agreement is hereby deleted in its entirety and replaced with the following:

    "Current Assets" and "Current Liabilities" shall mean the current assets and current liabilities of the Companies, all determined in accordance with generally accepted accounting principles applied on a consistent basis; provided, however, that prepaid expenses in excess of Five Hundred Thousand Dollars ($500,000.00) shall not be considered a current asset for purposes of this Agreement; and provided further, however, that deferred revenues shall not be considered a current liability for purposes of this Agreement.

I. The definition of "Guarantors" in Section 8 of the Agreement is hereby deleted in its entirety and replaced with the following:

    "Guarantors" shall mean Symix Computer Systems (Canada), Inc., Symix Computer Systems (U.K.) Limited, Symix (U.K.) Limited, Symix Asia Company Limited, Symix Computer Systems (Hong Kong) Ltd., Symix Computer Systems (Singapore) Pte. Ltd., Symix Computer Systems (Australia) Pty Ltd, Symix Computer Systems (Mexico) S. De R.L. De C.V. and Symix Systems, B.V.

J. Exhibit "A" to the Agreement is hereby replaced by Exhibit "A-2" attached hereto. Exhibit "B" to the Agreement is hereby replaced by Exhibit "B-2" attached hereto. Companies shall execute and deliver to Bank an Amended and Restated Revolving Credit Note in the form of Exhibit "A-2". Companies shall execute and deliver to Bank an Amended and Restated Revolving Credit Note in the form of Exhibit "B-2".

I. This First Amendment is a revision only and not a novation, and except as specifically modified by the terms and conditions of this First Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

THE PARTIES HAVE HEREUNTO SET THEIR HANDS and caused this First Amendment to be duly executed by their respective duly-authorized officers on the day and year set forth below.



Bank One, NA


By:
   ---------------------------------
   Its
      ------------------------------

Date:
     -------------------------------

Symix Systems, Inc.


By: /s/ Lawrence W. DeLeon
   ----------------------------------------
   Lawrence W. DeLeon, Its Vice President,
      Chief Financial Officer and Secretary


Date:
     --------------------------------------


Symix Computer Systems, Inc.

By: /s/ Lawrence W. DeLeon
   ----------------------------------------
   Lawrence W. DeLeon, Its Vice President,
      Chief Financial Officer and Secretary

Date:
     --------------------------------------

                     ACKNOWLEDGMENT AND AGREEMENT BY GUARANTORS

The foregoing First Amendment to Loan Agreement is hereby acknowledged and agreed to by the undersigned guarantors of the Notes, confirming the continuing validity of their respective guaranty agreements. This Acknowledgment may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Acknowledgment by signing any such counterpart.


Symix Computer Systems (Canada), Inc.


By:/s/ Lawrence J. Fox
   -----------------------------------
    Lawrence J. Fox, Chairman

Date:
     ---------------------------------


Symix Computer Systems (U.K.) Limited


By:/s/ Lawrence J. Fox
   -----------------------------------
    Lawrence J. Fox, Director

Date:
     ---------------------------------

And By:/s/ Lawrence W. DeLeon
       -------------------------------
        Lawrence W. DeLeon, Secretary

Date:
     ---------------------------------


Symix (U.K.) Limited


By:/s/ Lawrence J. Fox
   -----------------------------------
    Lawrence J. Fox, Director

Date:
     ---------------------------------

And By:/s/ Stephen A. Sasser
       -------------------------------
        Stephen A. Sasser, Secretary

Date:
     ---------------------------------

Symix Asia Company Limited


By:
   -----------------------------------
    Mr. Simon Gainsford, Director

Date:
     -----------------------------------

And By:/s/ Lawrence Walter DeLeon
       ------------------------------------
       Mr. Lawrence Walter DeLeon, Director

Date:
     -----------------------------------


Symix Computer Systems (Hong Kong) Ltd.


By:
   --------------------------------------------
   ------------------, Secretary, for and on
   behalf of B. & McK. Nominees Limited in its
   capacity as Secretary

Date:
     -----------------------------------

And By:/s/ Lawrence W. DeLeon
       -----------------------------------
        Lawrence W. DeLeon, Secretary

Date:
     -------------------------------------


Symix Computer Systems (Singapore) Pte. Ltd.


By:/s/ Lawrence J. Fox
   -----------------------------------
            Lawrence J. Fox, Director

Date:
     -----------------------------------

And By:/s/ Lawrence W. DeLeon
       -----------------------------------
        Lawrence W. DeLeon, Director

Date:
     -----------------------------------

Symix Computer Systems (Australia) Pty Ltd.


By:/s/ Lawrence J. Fox
   -----------------------------------
   Lawrence J. Fox, Director

Date:
     -----------------------------------

And By:/s/ Lawrence W. DeLeon
       -----------------------------------
        Lawrence W. DeLeon, Secretary

Date:
     -----------------------------------

Symix Computer Systems (Mexico) S. De R.L. De C.V.


By:/s/ Stephen A. Sasser
   -----------------------------------
   Stephen A. Sasser, Director

Date:
     -----------------------------------

And By:/s/ Lawrence W. DeLeon
       -----------------------------------
        Lawrence W. DeLeon, Director

Date:
     -----------------------------------

Symix Systems, B.V.


By:/s/ Stephen A. Sasser
   -------------------------------------
   Stephen A. Sasser, Managing Director

Date:
     -----------------------------------

                                   Exhibit "A-2"
                     AMENDED AND RESTATED REVOLVING CREDIT NOTE


$6,000,000.00                      Columbus, Ohio              __________, 1997


On or before October 31, 1999, for value received, the undersigned promises to pay to the order of Bank One, NA (hereinafter called "Bank One") the sum of Six Million Dollars ($6,000,000.00) or such lesser portion thereof as may from time to time be disbursed to, or for the benefit of the undersigned, with interest (computed on the basis of the actual number of days elapsed divided by a year of 360 days) before maturity on the balance from time to time remaining unpaid at a rate as provided in the Loan Agreement dated as of May 20, 1996 between the undersigned and Bank One, as amended from time to time (the "Loan Agreement"). Interest shall be computed and payable quarterly beginning on June 30, 1996 and continuing thereafter on the last day of each calendar quarter, and quarterly until the maturity hereof. Both principal and interest are payable in lawful money of the United States at the Main Office, Corporate Banking Division, Bank One, NA, 100 East Broad Street, Columbus, Ohio 43271-0170.

The undersigned authorize(s) any Attorney-at-Law to appear for the undersigned in an action on this promissory note, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the undersigned, and to confess judgment in favor of the legal holder of this promissory note against the undersigned, for the amount that may be due, with interest at the rate therein mentioned and cost of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

This promissory note evidences a borrowing under and is entitled to the benefits of the Loan Agreement. The principal may become due or may be declared forthwith due and payable in the manner and upon the terms and conditions and with the effect provided in the Loan Agreement.

THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN BANK ONE AND THE UNDERSIGNED ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE UNDERSIGNED AND BANK ONE IN CONNECTION WITH THIS PROMISSORY NOTE, THE LOAN AGREEMENT, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK ONE'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS PROMISSORY NOTE OR ANY OTHER DOCUMENT RELATED HERETO.

--------------------------------------------------------------------------------

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

--------------------------------------------------------------------------------



Symix Systems, Inc.


By:
   ---------------------------------------
   Lawrence W. DeLeon, Its Vice President,
     Chief Financial Officer and Secretary

Date:
     -----------------------------------


Symix Computer Systems, Inc.

By:
   ---------------------------------------
   Lawrence W. DeLeon, Its Vice President,
     Chief Financial Officer and Secretary

Date:
     -------------------------------------

                                   Exhibit "B-2"
                           AMENDED AND RESTATED TERM NOTE


$___________                       Columbus, Ohio            _________, 199_


FOR VALUE RECEIVED, the undersigned promises to pay to the order of Bank One, NA (hereinafter called "Bank One") the sum of _________________________________
Dollars ($______________), with interest (computed on the basis of the actual number of days elapsed divided by a year of 360 days) before maturity on the balance from time to time remaining unpaid at a rate as provided in the Loan Agreement dated as of May 20, 1996 between the undersigned and Bank One, as amended from time to time (the "Loan Agreement"). Interest shall be payable on _________________, 199__ and quarterly intervals thereafter. Both principal and interest are payable in lawful money of the United States at the Main Office, Corporate Banking Division, Bank One, NA, 100 East Broad Street, Columbus, Ohio 43271-0170.

The principal hereof shall be payable in consecutive quarterly installments of _________________ Dollars ($_____________) each, the first of which shall be due on December 31, 1999, and continuing on the same day of each succeeding calendar quarter thereafter until October 31, 2004, at which time any remaining balance of principal, together with all interest accrued thereon, shall be due and payable.

The undersigned hereby authorize(s) any Attorney-at-Law to appear for the undersigned, in an action on this promissory note, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the undersigned and to confess judgment in favor of the legal holder of this promissory note against the undersigned for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

This promissory note evidences a borrowing under and is entitled to the benefits of the Loan Agreement. The principal may become due or may be declared forthwith due and payable in the manner and upon the terms and conditions and with the effect provided in the Loan Agreement.

THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN BANK ONE AND THE UNDERSIGNED ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE UNDERSIGNED AND BANK ONE IN CONNECTION WITH THIS PROMISSORY NOTE, THE LOAN AGREEMENT, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK ONE'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY

CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS PROMISSORY NOTE OR ANY OTHER DOCUMENT RELATED HERETO.

--------------------------------------------------------------------------------

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

--------------------------------------------------------------------------------


Symix Systems, Inc.


By:
   ----------------------------------------
   Lawrence W. DeLeon, Its Vice President,
     Chief Financial Officer and Secretary

Date:
     ---------------------------------------


Symix Computer Systems, Inc.

By:
   -----------------------------------------
   Lawrence W. DeLeon, Its Vice President,
     Chief Financial Officer and Secretary

Date:
     ---------------------------------------